UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2019

NATIONAL OILWELL VARCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-346-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2019, National Oilwell Varco, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of $500,000,000 aggregate principal amount of the Company’s 3.600% Senior Notes due 2029 (the “Notes”).

The Notes were issued under an indenture (the “Base Indenture”) dated as of November 20, 2012 between the Company and Wells Fargo Bank, National Association, as successor trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, each dated as of November 20, 2012, and the Fourth Supplemental Indenture, dated as of November 14, 2019 (collectively, the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”).

In certain circumstances, the Indenture restricts the Company’s and its subsidiaries’ ability to: (i) enter into sale and leaseback transactions; (ii) incur liens on its principal properties; (iii) merge or consolidate with another entity; or (iv) sell, lease or transfer all or substantially all of its properties or assets to another entity. These covenants are subject to a number of important exceptions and qualifications.

The Indenture contains customary events of default with respect to the Notes, including:

•	default in any payment of interest on any Note when due, continued for 30 days;

•	default in the payment of principal of or premium, if any, on any Note when due;

•	failure by the Company to comply with its obligations under the Indenture, in certain cases subject to notice and grace periods; and

•	certain events of bankruptcy, insolvency or reorganization of the Company.

If an event of default for any Notes issued under the Indenture occurs and continues, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes affected by such default may declare the unpaid principal of, together with any accrued but unpaid premium or interest on, all the Notes of that series (or of all series) outstanding under the Indenture to be due and payable immediately. If the default concerns a breach of the Company’s obligations under the Indenture (failure to perform or breach of a covenant), then, subject to notice and grace periods, the Trustee or the holders of not less than 25% in aggregate principal amount of all Notes affected by such default may declare the unpaid principal of, together with any accrued but unpaid premium or interest on, all the Notes of that series (or of all series) outstanding under the Indenture to be due and payable immediately.

Notwithstanding the foregoing, if an event of default relating to bankruptcy, insolvency or reorganization occurs, then all unpaid principal of, together with any accrued but unpaid premium or interest on, all Notes of that series (or of all series) outstanding under the Indenture will automatically become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holder.

The Notes will mature on December 1, 2029. Interest is payable on the Notes on June 1 and December 1 of each year, beginning on June 1, 2020.

At any time prior to September 1, 2029 (the date that is three months prior to the maturity date of the Notes), the Company may redeem some or all of the Notes at the redemption prices specified in the Fourth Supplemental Indenture. At any time on or after September 1, 2029 (the date that is three months prior to the maturity date of the Notes), the Company may redeem some or all of such Notes at the redemption price equal to 100% of the principal amount of the Notes redeemed.

The Notes are the Company’s senior unsecured obligations. The Notes will rank equally in right of payment with all of the Company’s existing and future unsubordinated debt and will rank senior in right of payment to all of the Company’s future subordinated debt.

The offering of the Notes was made pursuant to a Registration Statement on Form S-3ASR (File No. 333-234373) that became effective upon filing with the Securities and Exchange Commission (the “SEC”) on October 30, 2019. Other material terms of the Notes and the Indenture are described in the prospectus dated October 30, 2019, together with the prospectus supplement dated November 4, 2019 filed with the SEC on November 6, 2019 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The foregoing description is a brief summary of the terms of the Underwriting Agreement, the Notes and the Indenture and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Fourth Supplemental Indenture and the form of 2029 Note, copies of which are attached as Exhibits 1.1, 4.1, 4.2, and 4.3, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated November 4, 2019, between National Oilwell Varco, Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated November 20, 2012, between National Oilwell Varco, Inc. and Wells Fargo Bank, National Association, as successor trustee.*

4.2	Fourth Supplemental Indenture, dated November 14, 2019, between National Oilwell Varco, Inc. and Wells Fargo Bank, National Association, as successor trustee.

4.3	Form of 3.600% Senior Notes due 2029 (included in Exhibit 4.2).

5.1	Opinion of Locke Lord LLP.

23.1	Consent of Locke Lord LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed as Exhibit 4.1 to our Current Report on Form 8-K filed on November 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL OILWELL VARCO, INC.

By:	/s/ Brigitte M. Hunt
Brigitte M. Hunt Vice President Conform sigs

Date: November 14, 2019